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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                          HITTITE MICROWAVE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-51448               04-2854672
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

                 20 Alpha Road, Chelmsford, Massachusetts 01824
               (Address of principal executive offices) (Zip Code)

                                 (978) 250-3343
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

On December 16, 2005, Hittite Microwave Corporation (the "Registrant") issued a press release announcing that Stephen G. Daly, President and Chief Executive Officer and a Director of the company, has been elected to the additional office of Chairman of the Board. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1   Press Release dated December 16, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   HITTITE MICROWAVE CORPORATION


                                                   By:  /s/ William W. Boecke
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                                                        William W. Boecke
                                                        Chief Financial Officer

Date: December 16, 2005

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release dated December 16, 2005

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